HealthTronics, Inc.

A Leading Provider of
Non-invasive Surgical
Services to the
Orthopaedic and
Urologic Communities

Safe Harbor Statement

Except for historical information, the statements made in the presentation are forward-looking statements involving significant risks and uncertainties. These risks and uncertainties, including those related to the future financial position and business strategy of the Company are detailed in the Company's filings with the Securities and Exchange Commission.

Company Profile

- Rapidly growing surgical services company providing urologic and orthopaedic services to patients and physicians in 35 states
- Addressing large, underserved markets, especially in orthopaedics -- $2 billion+ initial market opportunity
- Unique, physician partnership model maximizes market penetration
- Currently has equity and/or management interests in 72 locations
- 4 years of strong revenue and EPS growth
- Insiders own 30% of shares

Service Locations



HealthTronics, Inc.

Market Drivers

- Demand for non-invasive procedures
- Demand for lower cost, higher quality procedures
- Demand by doctors to participate in ancillary revenue opportunities

Industry Demand for Non-invasive Procedures


Kidney stone surgery
Prostate surgery
Exploratory Surgery
Brain Surgery
Kidney lithotripsy
Alternative Prostate treatment
MRI & CT
Gamma Knife
# of Procedures
Time
Invasive
Non-invasive

HealthTronics, Inc.

Higher Quality, Lower Cost of Care with OssaTron

- Provides safe and effective non-invasive treatment for many common orthopaedic problems for which the only alternative is surgery
- Quick outpatient procedure with minimal post-treatment discomfort
- Patients return to work and play much quicker
- Cost effective – 30% to 50% less than conventional surgery

Our Partnership Model Addresses Physician Needs

- Partnerships provide new income stream for doctors
  - doctors can increase their income by up to 50%
- State-of –the-art technology expands number of procedures physicians can recommend
  - currently only 10% of heel spur sufferers opt for surgery
- More procedures equal more professional income

Potential Physician Market

• Orthopaedic Surgeons	–	17,700
• Podiatric Surgeons	–	13,300
• Physiatrists	–	1,000
• Urologic Surgeons	–	7,000
	Total	39,000

Orthopaedic US Market Opportunity

Condition	Number of Surgeries per Year	Market Size
Heel Spurs	700,000	$1,750 Million
Tennis Elbow	100,000	$250 Million
Achilles Tendonitis	100,000	$250 Million
Patellar Tendonitis	100,000	$250 Million
Delayed Union Fractures	25,000	$62.5 Million
Shoulder Tendonitis	100,000	$250 Miillion
AVN of the Femoral Head	25,000	$62.5 Million
	Total	$2.88 BILLION

HealthTronics, Inc.

HealthTronics, Inc.
Orthopaedic/Podiatric Partnerships

- Turnkey service directly to patients
- HTRN bills the payors on behalf of partnerships
- Each OssaTron can treat 1,000+ cases per year
- Fixed operating costs - $200,000 per year; variable costs - $500 per patient
- HTRN retains 25% to 75% of each partnership

Partnership Syndication Benefits to HealthTronics

- Creates physician loyalty to the technology
- Creates barrier to competitors
- Creates a one-time syndication profit for HealthTronics (syndicate at $5,000 per 1%)
- Creates recurring revenue and profit stream for HealthTronics

Sample P&L for HealthTronics Orthopaedic Partnership over 3 Years

Procedures	400	800	1,200
Rev per procedure	2,500	2,250	2,000
Fixed costs	200,000	200,000	200,000
Variable	200,000	400,000	600,000
Profit	600,000	1,200,000	1,600,000
Minority Interest	450,000	900,000	1,200,000
HTRN Profit	150,000	300,000	400,000

HealthTronics Urology Partnerships

- Provides fast, highly effective treatment of kidney stones to doctors, hospitals and patients
- Each partnership can treat 300-1,000 patients/year
- Reimbursement to partnership averages $2,000 per case
- Operating costs average $300,000 per year
- HealthTronics' average take is 15%

Internal Growth Strategy

- Create 48 new orthopaedic partnerships this year
- Expand Litho business where possible
- Expand indications for using OssaTron
- Target revenue growth of 25%-40% per year
- Target EPS growth of 30%-50% per year

Treatment Locations



80
70
60
50
40
30
20
10
0
5
22
36
46
3
53
19
1997
1998
1999
2000
2001
Lithotripsy
Orthotripsy

HealthTronics, Inc.

HealthTronics Patient Treatments


25,000
20,000
15,000
10,000
5,000
0
5,000 (est.)
11,000
15,000
100
18,800
2400
1998
1999
2000
2001
(Annualized Q1)
Urology
Orthopaedics

HealthTronics, Inc.

Revenues
(in thousands)



40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2,870
5,062
14,682
24,414
33,846
1996
1997
1998
1999
2000

Note: OssaTron approved in Q4 2000

HealthTronics, Inc.

Fully Diluted Earnings per Share



-0.01
0.05
0.13
0.16
0.24
1996
1997
1998
1999
2000

HealthTronics, Inc.

Company Profile

- Rapidly growing surgical services company providing urologic and orthopaedic services to patients and physicians in 35 states
- Addressing large, underserved markets, especially in orthopaedics -- $2 billion+ initial market opportunity
- Unique, physician partnership model maximizes market penetration
- Currently has equity and/or management interests in 72 locations
- 4 years of strong revenue and EPS growth
- Insiders own 30% of Shares